SEPTEMBER 8, 2010

                           TOUCHSTONE STRATEGIC TRUST

                      Touchstone Large Cap Core Equity Fund

                  SUPPLEMENT TO PROSPECTUS DATED JULY 29, 2010

           NOTICE OF REORGANIZATION OF THE LARGE CAP CORE EQUITY FUND
                       INTO THE GROWTH OPPORTUNITIES FUND

The Board of Trustees of Touchstone Strategic Trust (the "Trust") has approved a proposal to reorganize the Large Cap Core Equity Fund into the Growth Opportunities Fund.

If shareholders of the Large Cap Core Equity Fund approve the reorganization proposal, the Large Cap Core Equity Fund will liquidate by transferring substantially all of its assets to the Growth Opportunities Fund. Shareholders will not incur any sales charges or other transaction charges as a result of the reorganization. After the reorganization, the Growth Opportunities Fund will retain its current investment goals and strategies and current portfolio managers.

Shareholders of record of the Large Cap Core Equity Fund as of August 9, 2010 will be entitled to vote on the reorganization proposal at a special meeting of shareholders to be held on October 8, 2010. Shareholders of the Large Cap Core Equity Fund will be mailed information detailing the reorganization proposal on or about September 1, 2010.

For more information about the Growth Opportunities Fund's investment goals and strategies, see the Trust's prospectus. You can obtain a copy of the prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.TouchstoneInvestments.com.


              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.TouchstoneInvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.